UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 14, 2008
                        (Date of earliest event reported)

                     CHINA HOUSING & LAND DEVELOPMENT INC.
                     -------------------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                       000-51429             20-1334845
             ------                       ---------             ----------
(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
         Incorporation)                 File Number)      Identification Number)


                         6 Youyi Dong Lu, Han Yuan 4 Lou
                             Xi'An, Shaanxi Province
                                  China 710054
               (Address of principal executive offices) (zip code)

                                 86-029-82582632
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of die following provisions (see General Instruction A2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

|_| Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CPR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the, Exchange Act (17 CFR240.13e-4(c))



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Item 2.02   Results of Operations and Financial Condition.

On August 14 2008 China Housing & Land Development, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing the Second Quarter 2008 earnings release.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any of the Company's filings with the SEC under the Securities Act of 1933.



Item 9.01   Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

  99.1 Press Release of China Housing & Land Development, Inc. dated August 14, 2008.




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2008                CHINA HOUSING & LAND DEVELOPMENT INC.

                                      By:    /s/ Lu Pingji
                                             -------------
                                      Name: Lu Pingji
                                      Title: Chairman & Chief Executive Officer





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